EXHIBIT 10.1(g)
                                                                 ---------------

                                 FIFTH AMENDMENT
                               TO REVOLVING CREDIT
                           AND PARTICIPATION AGREEMENT

                  This FIFTH AMENDMENT TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT (this "Fifth Amendment") is dated as of February 21, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), the Loan Parties listed on the signature pages hereof, the financial institutions parties hereto (each a "Lender" and collectively, the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), by and among Borrowers, the Lenders listed therein as Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to (i) to permit Borrower to sell substantially all of the assets of The Metropolitan Entertainment Co., Inc. to Metropolitan Entertainment LLC for consideration consisting of cash, assumption of certain liabilities and a 10% equity interest in the buyer; (ii) amend certain items in the Weekly Budget; and
(iii) make certain other amendments as set forth below, and Lenders desire to consent to amending a certain draw condition in the Pooled Letter of Credit issued by Fleet National Bank relating to the Senators Hockey Club, and to amending the put agreement related thereto, in each case subject to the terms and conditions set forth below;


                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT AND LIMITED
                             CONSENT

                  1.1 Provisions Relating to Defined Terms.

                  Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Metropolitan Buyer" means Metropolitan Entertainment LLC, a Delaware limited liability company.

                  "Metropolitan Entertainment" means The Metropolitan Entertainment Co., Inc., a New Jersey corporation, and any successor thereto.

                  "Metropolitan Sale" means the sale of substantially all assets of Metropolitan Entertainment to Metropolitan Buyer in accordance with the Metropolitan Sale Agreement.

                  "Metropolitan Sale Agreement" means that certain Asset Purchase Agreement dated as of February 7, 2002, by and among Company, Metropolitan Entertainment and Metropolitan Buyer, in the form delivered to Agents on or prior to February 8, 2002, as it may thereafter be amended, supplemented or otherwise modified from time to time; provided that no material amendment, supplement or modification to the Metropolitan Sale Agreement that is adverse to Company and its Subsidiaries or to the Lenders shall be permitted without the approval of Agents.

                  1.2 Provision Relating to Investments.

                  Subsection 7.3 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (xvi) thereof, (ii) deleting the "." at the end of clause (xvii) thereof and substituting therefor "; and" and (iii) adding the following new clause (xviii) immediately prior to the last paragraph of such subsection:

                  "(xviii) Company and its Subsidiaries may acquire and hold 10% of the equity of Metropolitan Buyer to the extent acquired in connection with the Metropolitan Sale; provided that Company and its Subsidiaries shall not have or incur any Contractual Obligation to make any further Investment in Metropolitan Buyer."

                  1.3 Provision Relating to Asset Sales.

                  Subsection 7.7(vii) of the Credit Agreement is hereby amended by adding at the end thereof, the following new proviso:

         "provided further, however, that a portion of the consideration for the Metropolitan Sale may be 10% of the nonvoting equity of Metropolitan Buyer, so long as Metropolitan Entertainment receives cash consideration (after payments to minority shareholders of Metropolitan Entertainment (including under settlement agreements) and costs and expenses related to the sale) of not less than $5,000,000 (subject to adjustment for working capital in accordance with the Metropolitan Sale Agreement) in accordance with the terms of the Metropolitan Sale Agreement;"

                  1.4 Provision Relating to the Weekly Budget.

                  Subsection 7.16A(a) of the Credit Agreement is hereby amended by (i) deleting the word "or" immediately after the word "Taxes" and substituting therefor "," and (ii) adding immediately after the reference to "IPP Identified" the following:

                  "or `Interest on Funded Recourse Debt'".

                  1.5 Provision Relating to Schedules.

                  Schedule 6.20 of the Credit Agreement is hereby amended by (i) deleting the reference to "(4,865)" in the "Interest on Funded Recourse Debt" line item set forth in the Weekly Budget for the week ending on March 8, 2002, and substituting therefor "(240)"; and (ii) deleting the reference to "(262)" in the "Interest on Funded Recourse Debt" line item set forth in the Weekly Budget for the week ending on March 29, 2002, and substituting therefor "(4,887)".

                  1.6 Limited Consent.

                  A. Pursuant to subsections 2.11B(i) and 2.11C(i) of the Credit Agreement, the undersigned Agents and Lenders hereby consent to amendments of
(i) the Pooled Letter of Credit issued by Fleet National Bank relating to the Senators Hockey Club (the "Class II DPS Support L/C") and (ii) the put agreement for the Opt-Out Facility which the Class II DPS Support L/C supports (the "Class II DPS Put Agreement"), in each case for the purposes of, among other things,
(x) removing as a condition for drawing on the Class II DPS Support L/C the requirement that the administrative agent with respect thereto shall have issued a Put Notice (as defined in the Class II DPS Put Agreement) under and in accordance with the Class II DPS Put Agreement and (y) including as a condition for drawing on the Class II DPS Support L/C that the beneficiary/administrative agent with respect thereto shall have undertaken to the issuer thereof to deliver to Collateral Agent as soon as reasonably possible after receipt of the amount drawn either the certificates representing the Class II preference shares (which have been issued by a wholly-owned subsidiary of the Senators Hockey
Club), duly endorsed in blank for transfer, or, if such certificates are lost, a lost share certificate indemnity in lieu thereof (together with an instrument of transfer for such shares, duly endorsed in blank). Such amendments (collectively, the "Class II DPS Amendments") shall be in the forms attached hereto as Annex A and Annex B. The undersigned hereby acknowledge and agree that the Class II DPS Support L/C as amended by the Class II DPS Amendments shall constitute a Pooled Letter of Credit, and that the Class II DPS Put Agreement as amended by the Class II DPS Amendments shall constitute an Opt-Out Facility Document.

                  B. The limited consent set forth above shall be limited precisely as written, and nothing herein shall be deemed to (a) constitute a consent with respect to (i) subsection 2.11B(i) or 2.11C(i) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement, or (b) prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the Amended Agreement (as defined below).

                  SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Fifth Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                  2.1 Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Fifth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Fifth Amendment (the "Amended Agreement").

                  2.2 Authorization of Agreements. The execution and delivery of this Fifth Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower.

                  2.3 No Conflict. The execution and delivery by each Loan Party of this Fifth Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

                  2.4 Governmental Consents. The execution and delivery by each Loan Party of this Fifth Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  2.5 Binding Obligation. This Fifth Amendment has been duly executed and delivered by each Loan Party, and each of this Fifth Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  2.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

                  2.8 Class II DPS Amendments. Upon execution and delivery by Company of the Class II DPS Amendments, such execution and delivery (i) shall be within the corporate powers of Company and shall have been duly authorized by all necessary corporate action on the part of Company, (ii) shall not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity (including, without limitation, the National Hockey League), (iii) shall not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which Company is named, or any provision of the charter documents or by-laws of Company, (iv) shall not result in any breach of or constitute a default under any agreement or instrument to which Company is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, and (v) shall not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of Company. The Class II DPS Support L/C, as amended by the Class II DPS Amendments, shall continue to satisfy the requirements of the Class II DPS Put Agreement.

                  SECTION 3. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Fifth Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Fifth Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                             SECTION 4. MISCELLANEOUS

                  4.1 Release. Each Borrower and Subsidiary Guarantor, on behalf of itself, and each of its Subsidiaries (collectively, the "Releasors") hereby releases, remises, acquits and forever discharges Agents, each Lender (in its capacity as a Lender hereunder and as a lender, collateral agent, depository or letter of credit issuer and in any other capacity under or in connection with any Pooled Facility or Opt-Out Facility), each Existing Opt-Out Facility Agent and each Existing Pooled Facility Agent and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Fifth Amendment or the Amended Agreement (all of the foregoing hereinafter called the "Released Matters"). Each Releasor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages suffered or incurred by such Releasor arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the date hereof to payment or performance of the Obligations and/or Opt-Out Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely, and voluntarily and without duress.

                  4.2 Reference to and Effect on the Credit Agreement and the
                      Other Loan Documents.

                  A. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Fifth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Fifth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  D. Company agrees that any failure to comply with the covenants in this Fifth Amendment shall be an Event of Default under the Credit Agreement.

                  4.3 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Fifth Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  4.4 Headings. Section and subsection headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose or be given any substantive effect.

                  4.5 Applicable Law. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  4.6 Counterparts; Effectiveness. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Fifth Amendment shall become effective upon (i) the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders, (ii) receipt by each Borrower, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof, and (iii) payment in full by Borrowers of all outstanding statements of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC and all outstanding statements for reasonable fees, expenses and disbursements of counsel to each of the Lenders that are, in each case, received by Company prior to the date hereof (the date of satisfaction of such conditions being referred to herein as the "Fifth Amendment Effective Date").


                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                                   COVANTA ENERGY CORPORATION



                                   By: /s/ Jeffrey R. Horowitz
                                       -----------------------
                                       Name:
                                       Title:


                                   Each of the entities named on Schedule A annexed hereto, as Borrowers

                                   By: /s/ Jeffery R. Horowitz
                                       -----------------------
                                       Name:
                                       Title:


                                   Each of the entities named on Schedule B annexed hereto, as Subsidiary Guarantors

                                   By: /s/ Scott G. Mackin
                                       -------------------
                                       Name:
                                       Title:

AGENTS AND LENDERS:

                                   BANK OF AMERICA, N.A.,
                                   as Administrative Agent, Co-Arranger, Co-Book Runner and as a Lender


                                   By: /s/ Michael R. Heredia
                                       ----------------------
                                       Name:
                                       Title:

                                   DEUTSCHE BANK AG, NEW YORK BRANCH
                                   As Documentation Agent, Co-Arranger, Co-Book
                                   Runner and as a Lender


                                   By: /s/ Mark B. Cohen
                                       -----------------
                                   Name:  Mark B. Cohen
                                   Title: Managing Director

                                   By: /s/ Clark G. Peterson
                                       ---------------------
                                   Name:  Clark G. Peterson
                                   Title: Vice President

                                   ABN AMRO BANK N.V.,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   BANK OF MONTREAL,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   BANK OF TOKYO-MITSUBISHI (CANADA),
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   BAYERISCHE HYPO-UND VEREINSBANK AG,
                                   as a Lender


                                   By: /s/ John W. Sweeney
                                       -------------------
                                       Name:  John W. Sweeney
                                       Title: Director

                                   By: /s/ Salvatore Esposito
                                       ----------------------
                                       Name:  Salvatore Esposito
                                       Title: Director

                                   BNP PARIBAS,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   BRYDEN MANAGEMENT CORPORATION IV,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   CLARICA LIFE INSURANCE COMPANY,
                                   as a Lender


                                   By: /s/ Sara M. Alvarado
                                       --------------------
                                       Name:  Sara M. Alvarado
                                       Title: Director, Structured Finance

                                   COMMERZBANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES
                                   as a Lender


                                   By: /s/ Robert Donohue
                                       ------------------
                                       Name:  Robert Donohue
                                       Title: Senior Vice President

                                   By: /s/ Terrence P. Sweeney
                                       -----------------------
                                       Name:  Terrence P. Sweeney
                                       Title: Senior Vice President

                                   HSBC BANK CANADA
                                   as successor to
                                   CREDIT LYONNAIS CANADA,
                                   as a Lender


                                   By: /s/ J.S. Brydon
                                       ---------------
                                       Name:  J.S. Brydon
                                       Title: Senior Manager

                                   By: /s/ B.W. Pettit
                                       ---------------
                                       Name:  B.W. Pettit
                                       Title: Assistant Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON,
                                   as a Lender


                                   By: /s/ Jan Kofol
                                       -------------
                                       Name:  Jan Kofol
                                       Title: Director


                                   By: /s/ Sharon M. Meadows
                                       ---------------------
                                       Name:  Sharon M. Meadows
                                       Title: Managing Director

                                   DRESDNER BANK AG, GRAND CAYMAN BRANCH
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   DRESDNER BANK CANADA,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   FIRST UNION NATIONAL BANK,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   FLEET NATIONAL BANK,
                                   as a Lender


                                   By: /s/ Michael F. O'Neill
                                       ----------------------
                                       Name:  Michael F. O'Neill
                                       Title: Senior Vice President

                                   HSBC BANK CANADA,
                                   as a Lender


                                   By: /s/ J.S. Brydon
                                       ---------------
                                       Name:  J.S. Brydon
                                       Title: Senior Manager

                                   By: /s/ B.W. Pettit
                                       ---------------
                                       Name:  B.W. Pettit
                                       Title: Assistant Vice President

                                   HSBC BANK USA,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   IIB BANK [IFSC BRANCH],
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   KBC BANK N.V.,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   NATIONAL WESTMINSTER BANK PLC, New York and/or Nassau Branch as a Lender


                                   By: /s/ Graeme Hunter
                                       -----------------
                                       Name:  Graeme Hunter
                                       Title: Vice President

                                   ROYAL BANK OF SCOTLAND PLC,
                                   as a Lender


                                   By: /s/ Graeme Hunter
                                       -----------------
                                       Name:  Graeme Hunter
                                       Title: Vice President

                                   S.C. STORMONT CORPORATION
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   SANPAOLO IMI S.p.A.,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   SOCIETE GENERALE,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   SUNTRUST BANK,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE BANK OF NEW YORK,
                                   as a Lender


                                   By: /s/ Peter W. Helt
                                       -----------------
                                       Name:  Peter W. Helt
                                       Title: Vice President

                                   THE BANK OF NOVA SCOTIA,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   JPMORGAN CHASE BANK
                                   (formerly The Chase Manhattan Bank),
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE DAI-ICHI KANGYO BANK, LIMITED,
                                   Los Angeles Agency
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE DAI-ICHI KANGYO BANK, LIMITED
                                   NEW YORK BRANCH,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE FUJI BANK, LIMITED,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE HUNTINGTON NATIONAL BANK,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE INDUSTRIAL BANK OF JAPAN TRUST
                                   COMPANY,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   SUMITOMO MITSUI BANKING CORPORATION
                                   OF CANADA,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   THE SUMITOMO TRUST & BANKING CO., LTD.
                                   NY BRANCH,
                                   as a Lender


                                   By: /s/ Elizabeth A. Quirk
                                       ----------------------
                                       Name:  Elizabeth A. Quirk
                                       Title: Vice President

                                   THE TORONTO-DOMINION BANK,
                                   as a Lender


                                   By: /s/ Lily Goldina
                                       ----------------
                                       Name:  Lily Goldina
                                       Title: Vice President

                                   THE TORONTO-DOMINION BANK,
                                   as a Lender


                                   By: /s/ Mark A. Baird
                                       -----------------
                                       Name:  Mark A. Baird
                                       Title: Manager Credit Administration

                                   UBS AG,
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   UFJ BANK LIMITED, NEW YORK BRANCH
                                   (formerly The Sanwa Bank, Limited, New York
                                   Branch and The Tokai Bank, Limited - New York Branch), as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   U.S. BANK NATIONAL ASSOCIATION
                                   (formerly known as Firstar Bank, N.A.),
                                   as a Lender


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE,
                                   as a Lender


                                   By: /s/ Alan S. Bookspan
                                       --------------------
                                       Name:  Alan S. Bookspan
                                       Title: Director

                                   By: /s/ Walter T. Duffy III
                                       -----------------------
                                       Name:  Walter T. Duffy III
                                       Title: Associate Director

                                                                      Schedule A


                                 OTHER BORROWERS

   1.   Covanta Acquisition, Inc.
   2.   Covanta Bessemer, Inc.
   3.   Covanta Cunningham Environmental Support, Inc.
   4.   Covanta Geothermal Operations Holdings, Inc.
   5.   Covanta Imperial Power Services, Inc.
   6.   Covanta Oahu Waste Energy Recovery, Inc.
   7.   Covanta Energy Americas, Inc.
   8.   Covanta Energy Construction, Inc.
   9.   Covanta Energy Group, Inc.
   10.  Covanta Energy Resource Corp.
   11.  Covanta Energy Sao Jeronimo, Inc.
   12.  Covanta Energy West, Inc.
   13.  Covanta Energy International, Inc.
   14.  Covanta Energy Services, Inc.
   15.  Covanta Equity of Stanislaus, Inc.
   16.  Covanta Financial Services, Inc.
   17.  Covanta Geothermal Operations, Inc.
   18.  Covanta Haverhill Properties, Inc.
   19.  Covanta Hydro Energy, Inc.
   20.  Covanta Hydro Operations West, Inc.
   21.  Covanta Haverhill, Inc.
   22.  Covanta Huntington Resource Recovery One Corp.
   23.  Covanta Huntington Resource Recovery Seven Corp.
   24.  Covanta Long Island, Inc.
   25.  Covanta Oil & Gas, Inc.
   26.  Covanta Omega Lease, Inc.
   27.  Covanta Onondaga Five Corp.
   28.  Covanta Onondaga Four Corp.
   29.  Covanta Onondaga Three Corp.
   30.  Covanta Onondaga Two Corp.
   31.  Covanta Onondaga, Inc.
   32.  Covanta Onondaga Operations, Inc.
   33.  Covanta OPWH, Inc.
   34.  Covanta Power Development, Inc.
   35.  Covanta Power Development of Bolivia, Inc.
   36.  Covanta Power Equity Corporation
   37.  Covanta Power International Holdings, Inc.
   38.  Covanta Projects, Inc.
   39.  Covanta RRS Holdings Inc.
   40.  Covanta SIGC Geothermal Operations, Inc.
   41.  Covanta Stanislaus, Inc.
   42.  Covanta Systems, Inc.
   43.  Covanta Waste Solutions, Inc.
   44.  Covanta Waste to Energy of Italy, Inc.
   45.  Covanta Waste to Energy, Inc.
   46.  Covanta Secure Services USA, Inc.
   47.  Covanta Secure Services, Inc.
   48.  Covanta Water Holdings, Inc.
   49.  Covanta Water Systems, Inc.
   50.  Covanta Water Treatment Services, Inc.
   51.  DSS Environmental, Inc.
   52.  Haverhill Power, Inc.
   53.  Covanta Honolulu Resource Recovery Venture
   54.  LMI, Inc.
   55.  Michigan Waste Energy, Inc.
   56.  Covanta New Martinsville Hydro-Operations Corporation
   57.  OFS Equity of Alexandria/Arlington, Inc.
   58.  OFS Equity of Babylon, Inc.
   59.  OFS Equity of Delaware, Inc.
   60.  OFS Equity of Huntington, Inc.
   61.  OFS Equity of Indianapolis, Inc.
   62.  OFS Equity of Stanislaus, Inc.
   63.  Covanta Engineering Services, Inc.
   64.  Ogden Environmental & Energy Services Co., Inc.
   65.  Covanta Hydro Operations, Inc.
   66.  Ogden Management Services, Inc.
   67.  Covanta Marion Land Corp.
   68.  Covanta Operations of Union LLC
   69.  Covanta Alexandria/Arlington, Inc.
   70.  Covanta Bristol, Inc.
   71.  Covanta Fairfax, Inc.
   72.  Covanta Hillsborough, Inc.
   73.  Covanta Huntsville, Inc.
   74.  Covanta Kent, Inc.
   75.  Covanta Lancaster, Inc.
   76.  Covanta Lee, Inc.
   77.  Covanta Marion, Inc.
   78.  Covanta Montgomery, Inc.
   79.  Covanta Northwest Puerto Rico, Inc.
   80.  Covanta Pasco, Inc.
   81.  Covanta Plant Services of New Jersey, Inc.
   82.  Covanta Projects of Hawaii, Inc.
   83.  Ogden Services Corporation
   84.  Covanta Wallingford Associates, Inc.
   85.  Covanta Key Largo, Inc.
   86.  Covanta Tampa Bay, Inc.
   87.  Covanta Equity of Alexandria/Arlington, Inc.
   88.  OPI Quezon Inc.
   89.  Covanta OPW Associates, Inc.
   90.  Covanta Mid-Conn., Inc.
   91.  Three Mountain Operations, Inc.
   92.  The Metropolitan Entertainment Co., Inc.
   93.  J.R. Jacks Construction Corporation
   94.  Ogden Constructors, Inc.
   95.  Covanta Huntington, Inc.

                                                                      Schedule B

   1.   LaGuardia Fuel Facilities Corporation
   2.   Lenzar Electro-Optics, Inc.
   3.   Newark Automotive Fuel Facilities Corporation
   4.   Ogden Allied Maintenance Corporation
   5.   Ogden Allied Payroll Services, Inc.
   6.   Ogden Attractions, Inc.
   7.   Ogden Aviation Distributing Corporation
   8.   Ogden Aviation Fueling Company of Virginia, Inc.
   9.   Ogden Aviation Service Company of Colorado, Inc.
   10.  Ogden Aviation Service Company of New Jersey, Inc.
   11.  Ogden Aviation Service Company of New York, Inc.
   12.  Ogden Aviation Service Company of Pennsylvania, Inc.
   13.  Ogden Aviation Service International Corporation
   14.  Ogden Aviation, Inc.
   15.  Ogden Cargo Spain, Inc.
   16.  Ogden Central and South America, Inc.
   17.  Ogden Facility Holdings, Inc.
   18.  Ogden Film and Theatre, Inc.
   19.  Ogden Firehole Entertainment Corp.
   20.  Ogden International Europe, Inc.
   21.  Ogden New York Services, Inc.
   22.  Philadelphia Fuel Facilities Corporation
   23.  PA Aviation Fuel Holdings, Inc.

                                     Annex A


                                  See attached.

                                     Annex B


                                  See attached.